                            GENERAL CABLE CORPORATION

                               CERTIFICATION UNDER
                               18 U.S.C. SS. 1350,
                                AS ADOPTED UNDER
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002





In connection with the filing of General Cable Corporation's (the "Company") Quarterly Report on Form 10-Q for the period ending June30, 2002 with the Securities and Exchange Commission on the date below (the "Report"), I, Christopher F. Virgulak, the Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




                                            -----------------------------------
                                            Christopher F. Virgulak
                                            Chief Financial Officer

Date: August 9, 2002